EXHIBIT 10.12

                           CHARTER ONE FINANCIAL, INC.

                      1997 STOCK OPTION AND INCENTIVE PLAN
               (AS AMENDED AND RESTATED EFFECTIVE APRIL 23, 2002)

        This amended and restated plan incorporates all amendments and revisions to the plan as of April 23, 2002, including all adjustments resulting from changes in the outstanding shares of the Company as a result of reorganizations, recapitalizations, stock splits/dividends, combinations or exchanges of shares, mergers, consolidations and similar events.

        1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Corporation and its Affiliates.

        2. Definitions. The following definitions are applicable to the Plan:

               "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

               "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right or any combination thereof, as provided in the Plan.

               "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

               "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Participant shall be considered willful unless the Participant acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Corporation.

               "Code" -- means the Internal Revenue Code of 1986, as amended.

               "Committee" -- means the Committee referred to in Section 3 hereof.

               "Corporation" -- means Charter One Financial, Inc., a Delaware corporation, and any successor thereto.

               "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

               "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

               "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422(b) of the Code.

               "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

               "Participant" -- means any director, advisory director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

               "Plan" -- means this 1997 Stock Option and Incentive Plan of the Corporation.

               "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

               "Right" -- means a Stock Appreciation Right.

               "Shares" -- means the shares of common stock of the Corporation.

               "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

               "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, as a director, advisory director, officer or employee of the Corporation or any of its Affiliates.

        3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Corporation, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Corporation, the Committee shall have complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

        4. Shares Subject to Plan.


               (a) Subject to adjustment by the operation of Section 6, the maximum number of shares with respect to which Awards may be made under the Plan is 33,006,904. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

               (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 1,276,281 Shares and no director who is not also an employee of the Corporation or any Affiliate may be granted Awards under the Plan with respect to more than 12,762 Shares, subject to adjustment as provided in Section 6.

        5. Awards.

               (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                      (i) Exercise Price. The exercise price per Share for an
               Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                      (ii) Option Term. The term of each Option shall be fixed
               by the Committee, but shall be no greater than 10 years.

                      (iii) Time and Method of Exercise. The Committee shall
               determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                      (iv) Incentive Stock Options. Incentive Stock Options may
               be granted by the Committee only to employees of the Corporation or its Affiliates.

                      (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, and except as provided in Section 8(b) hereof, upon Termination of Service of the Participant for any reason other than death, disability or for Cause, all Options then currently exercisable shall remain exercisable for three months following such Termination of Service. Upon Termination of Service for death or disability, all Options then currently exercisable shall remain exercisable for one year following such Termination of Service. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

               (b) Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

        6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award.

        7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

        8. Effect of Change in Control.

               (a) The term "Change in Control" means (i) an acquisition of securities of the Corporation that is determined by the Board of Directors to constitute a change in control of the Corporation or any of its Affiliates, within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574 as in effect on the date of adoption of this Plan by the Board of Directors;
(ii) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the date of adoption of this Plan by the Board of Directors; (iii) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation or any of its Affiliates representing 25% or more of the combined voting power of the Corporation's or any Affiliates' outstanding securities; (iv) individuals who are members of the Board of Directors on the date of adoption of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; (v) approval by the Corporation's stockholders of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Corporation, or a similar transaction in which the Corporation is not the resulting entity; or (vi) a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Corporation or any Affiliate and the Corporation or any Affiliate is the resulting entity of such transaction; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of any Affiliate or the Corporation. In the application of 12 C.F.R. Part 574 to a determination of a Change in Control, determinations to be made by the Office of Thrift Supervision or its Director or any successor entity under such regulations shall be made by the Board of Directors of the Corporation.

               (b) If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if any of the events constituting a Change in Control as specified in subparagraph (a)(i) through (v) above shall occur, unless otherwise provided by the Committee in the Award Agreement, all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event, and shall remain so for a period of one year following such event; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable. If the event constituting a Change in Control as specified in subparagraph (a)(vi) above shall occur, and, unless the Committee shall have otherwise provided in the Award Agreement, (i) if the employment of the Participant as an employee of the Corporation or any Affiliate thereof is involuntarily terminated without Cause, or (ii) if a non-employee Participant who is a director of the Corporation or any Affiliate thereof is not re-nominated or re-elected to at least one of such director positions, without Cause (unless such Participant resigns or declines to stand for re-election), all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event, and shall remain so for a period of one year following such event; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable.

        9. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient.

        10. Grantee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

        11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

        12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

        All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

        13. Amendment or Termination.

               (a) The Board of Directors of the Corporation may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Corporation, in its discretion, determines to seek such shareholder approval.

               (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

        14. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Corporation, and the approval of the Plan by the shareholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 hereof.